       10.03.001

    I hereby exercise the Stock Option (the "Option") granted to me by INVESTORS INSURANCE GROUP, INC. ("IIG") as evidenced on the reverse side. and elect to purchase _______________ shares (the "Shares").

    In connection with this purchase of the Shares, I hereby represent, warrant, covenant, agree and acknowledge as follows:

    1. I am purchasing the Shares solely for my own account without a view to the distribution or resale thereof, and I do not have any contract undertaking agreement or arrangement to sell or otherwise transfer or dispose of any of the Shares in any manner to any person.

    2. I will not sell, transfer or otherwise dispose of any of the Shares (or any of my interests therein), in any manner, unless at the time of any such sale, transfer or disposition: (a) Registration (as hereinafter defined) under the Securities Act (as hereinafter defined) and under the Applicable Laws (as hereinafter defined) is in effect with respect to the Shares to be sold, transferred or disposed of, and I comply with all the requirements of the Securities Act and the Applicable Laws with respect to the proposed transaction; or (b) Counsel to IIG has provided an opinion that the proposed sale, transfer or disposition does not require Registration under the Securities Act or the Applicable Laws. As used herein: the term "Registration" means registration under the Securities Act and, with respect to the Applicable Laws, such registration thereunder (or, with respect to any of the Applicable Laws which do not provide for registration, such compliance therewith which is similar to Registration) which has then resulted in statutory or administrative authorization for the proposed transaction, the term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder; and the term "Applicable Laws" means any applicable state securities laws, the Securities Exchange Act of 1934, as amended, and the rules and regulations under the foregoing.

    3. The Shares are not being sold to me pursuant to Registration under the Securities Act. Any Registration under the Applicable Laws will not authorize sales, transfers or dispositions thereof by me. Neither IIG nor any other person has any obligation or intention to effect Registration of the Shares for sale, transfer or disposition by me under the Securities Act or the Applicable Laws, or to take any action or provide any information (including, without limitation, the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the Registration requirements of the Securities Act or the Applicable Laws. I must therefore hold the Shares indefinitely unless a subsequent Registration or exemption therefrom is available and is obtained. No federal or state agency has reviewed the transaction set forth herein or approved or disapproved the Shares for investment or any other purpose. The Shares are being sold to me in reliance upon a specific exemption from the Registration requirement of the Securities Act, if available, which depends, in part, upon the accuracy of the representations, warranties and agreements by me set forth herein. I agree that the exercise of this Option is conditioned upon the availability of such exemption based upon the opinion of Counsel to IIG.

    4. The following legend will be placed on the face of any certificates representing the Shares purchased hereunder, and stop-transfer instructions will be issued to any transfer agent of such Shares to insure compliance with the provisions of the Plan and of the Securities Act and the Applicable Laws:

       10.03.002

          These Shares have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws, and they may not be offered, sold, pledged, hypothecated or otherwise transferred in the absence of (1) effective registration under all such laws or (2) an opinion of counsel to the Corporation that such registration is not required.

    5. I can bear the economic risk of the purchase of the Shares sold hereby, have no need for liquidity in this investment, and have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase and of the investment in the Shares.

    6. Prior to the execution of this Notice: (a) I have been provided with full and free access and opportunity to inspect, review, examine and inquire about books, records and information (financial and otherwise) of IIG. including financial statements and material agreements, contracts, corporate records and other documents respecting IIG, its business and affairs, and I have made such inspection, review, examination and inquiry as I have deemed appropriate; and (b) I have been offered the reasonable opportunity to ask such questions and obtain such additional information concerning IIG and its business and affairs as I have requested so as to verify the accuracy of the information obtained as result of my investigation.

    7. Neither IIG nor any other person has made any representation or warranty of any kind respecting IIG, its business and affairs, except as expressly set forth herein. My decision to purchase the Shares has been made solely on the basis of the inspection, review, examination and inquiry referred to in Section 6 hereof.




                                          (Signature of Agent)

DATE: